UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2005

CKE Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Avenue, Suite A, Carpinteria, CA		93013

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (805) 745-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 – Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition

On April 25, 2005, CKE Restaurants, Inc. (the “Company”) issued a press release announcing the Company’s results for the fourth quarter and fiscal year ended January 31, 2005. The press release is attached as Exhibit 99.1 hereto. This information, including Exhibit 99.1, shall be deemed to be “furnished” in accordance with SEC release numbers 33-8216 and 34-47583.

Item 7.01 Regulation FD Disclosure

Also on April 25, 2005, the Company announced that its Board of Directors has declared a cash dividend of $0.04 per share of its common stock to be paid on June 13, 2005, to its stockholders of record on May 23, 2005, and further announced its intention to pay a regular quarterly cash dividend. The press release is attached as Exhibit 99.2 hereto. This information, including Exhibit 99.2, shall be deemed to be “furnished” in accordance with SEC release numbers 33-8216 and 34-47583.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

The following exhibits are included herewith:

Exhibit Number	Description
99.1	Press release, dated April 25, 2005, issued by CKE Restaurants, Inc.
99.2	Press release, dated April 25, 2005, issued by CKE Restaurants, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2005	CKE RESTAURANTS, INC.
/s/ Theodore Abajian
Theodore Abajian
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
99.1	Press release, dated April 25, 2005, issued by CKE Restaurants, Inc.
99.1	Press release, dated April 25, 2005, issued by CKE Restaurants, Inc.